EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 23, 2015

SBA Communications Corporation 5900 Broken Sound Parkway, NW Boca Raton, Florida 33487

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by SBA Communications Corporation (the “Company”) and Barclays Capital, Inc. (“Barclays”), Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of wireless communication sites and the related tenant leases in conjunction with the proposed offering of SBA Tower Trust, Secured Tower Revenue Securities, Series 2015-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 4, 2015, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Statistical Data File”) containing, as represented to us by the Company, data as of the close of business September 1, 2015, with respect to 10,597 wireless communication sites (the “Tower Sites”), the related 10,719 towers (the “Towers”) and the related 22,660 tenant leases (the “Tenant Leases”) associated with each Tower Site and (ii) a listing (the “Sample Listing”) that included, as represented to us by Barclays, (a) the 25 Tower Sites with the highest annualized run rate net cash flow, as set forth on the Statistical Data File (the “Top 25 Sample Sites”), (b) 75 Tower Sites (the “75 Random Sample Sites”) selected from the remaining Tower Sites, that were not Top 25 Sample Sites, set forth on the Statistical Data File and (c) the 204 Tenant Leases related to the Top 25 Sample Sites and 75 Random Sample Sites (the “Sample Tenant Leases”).

The Top 25 Sample Sites and the 75 Random Sample Sites are collectively referred to as the “Sample Sites.”  We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the tower site characteristics (the “Tower Site Characteristics”) set forth on the Statistical Data File and indicated below.

Tower Site Characteristics

1. Basic Trade Area 2. Height AGL* 3. Tower type*	4. Number of Towers on Site* 5. Site State
* Comparison performed on each Tower related to the Sample Sites

We compared Tower Site Characteristics 1. through 4. (as set forth on the Statistical Data File) to printouts of the Company’s property management database file (the “Property Management Database File”) provided to us by the Company.

We compared Tower Site Characteristic 5. (as set forth on the Statistical Data File) to the “Deed” or the “Ground Lease Agreement.”

In addition to the procedures described above, for certain Sample Sites (as described below), we looked for the existence of or noted the following:

—	for those Sample Sites where mortgage indicator field, as set forth on the Statistical Data File, was populated with a “no”, we noted that each such Sample Site was noted on the Company’s master spreadsheet (the “Master Spreadsheet”).

—	the Deed, for those Sample Sites noting a property status of “owned” on the Statistical Data File; and

—	an Easement Agreement or an Assignment and Assumption of Perpetual Easement (collectively, the “Easement Agreement”), for those Sample Sites noting a property status of “perpetual easement” on the Statistical Data File.

The tower site documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Tower Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tower Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation.  In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Date File and indicated below.

Tenant Lease Characteristics
1. Lease status 2. Common carrier name	3. Technology type 4. Investment grade tenant (Y/N)

We compared Tenant Lease Characteristic 1. to the Property Management Database File.

We compared Tenant Lease Characteristic 2. to the “Common Carrier Schedule.”

We compared Tenant Lease Characteristic 3. to the “Technology Schedule.”

We compared Tenant Lease Characteristic 4. to the “Rating Spreadsheet.”

The tenant lease documents indicated above, and any other related documents provided in support of the Tenant Lease Characteristics, were provided to us by the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Tower Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Tower Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP